First Quarter 2012
Financial Results

Supplemental Slides



Omnicare

Forward-Look Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted under "Supplemental Financial Data" in the Investors section of our Web site at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

First Quarter 2012 Highlights

- Gross profit increased 9.9% year-over-year to $368.1M on 4.4% sales increase
- Adjusted EBITDA[(1)] increased 16.0% year-over-year to $169.7M
- Adjusted Cash-Based EPS[(1)] of $0.81; 17.4% increase over $0.69 in 1Q11
- Long-Term Care Group first-quarter performance:
  - Utilization up sequentially due to seasonality, but weaker versus prior-year period
  - LTC scripts up 0.4% sequentially; flat versus1Q11
  - Generic dispensing rate increased 80 bps sequentially to 80.1%
  - Adjusted operating income increased 18.3% year-over-year to $154.2M
- Specialty Care Group first-quarter performance:
  - Operating profit increased 41.3% year-over-year to $30.1M
  - Double-digit operating profit growth across all five operating platforms
- Cash flows from continuing operations of $100.4M relatively even sequentially
- $30.1 million returned to shareholders through share repurchases and dividends (30% of cash flows from operations)

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Operating Metrics
Script Data

(In thousands, except %s)	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed [1]	20,361	20,049	1.6%	19,596	3.9%
Branded scripts dispensed [1]	5,083	5,265	(3.5%)	5,719	(11.1%)
Over-the-counter scripts dispensed [1]	3,602	3,616	(0.4%)	3,716	(3.1%)
Total LTC Group scripts	29,045	28,930	0.4%	29,031	0.0%
Specialty Care Group Scripts	1,737	1,707	1.8%	1,639	6.0%
Total scripts dispensed	30,782	30,637	0.5%	30,670	0.4%
Generic dispensing rate [2]	80.1%	79.3%	80 bps	77.4%	270 bps


Generic Dispensing Rate (1)
85%
80%
75%
70%
72.5%
80.1%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

- *Generic dispensing rate climbed 80 bps sequentially to 80.1% due primarily to further penetration of Olanzapine and Atorvastatin and the introduction of Escitalopram (generic Lexapro)*
- *Launch of Quetiapine (generic Seroquel) has little impact in 1Q12 due to late March launch date*
- *Sequentially, total scripts were up 0.5% reflecting higher utilization as is typically seen in the March quarter and continued growth of the Specialty Care Group*
- *LTC scripts were down year-over-year due to lower average beds served and weaker utilization due to the warmer winter*

1. 1Q 2011 numbers revised to reflect the inclusion of over-the-counter scripts
2. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes over-the-counter scripts

Omnicare

Operating Metrics
Long-Term Care Bed Data

(In thousands)	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Beds served:					
Beginning of period - LTC Beds	1,010	1,008	2	1,023	(14)
Net change in beds served	(24)	2	(25)	(9)	(15)
End of period - LTC Beds	986	1,010	(24)	1,014	(28)
Patient related beds [1]	932	942	(10)	945	(13)
Other beds [2][3]	53	67	(14)	69	(16)
End of period - LTC Beds	986	1,010	(24)	1,014	(28)

- *Net organic bed loss of 24,000 primarily driven by:*
  - *Loss of large, low revenue (and margin) correctional facility customer*
  - *Termination of several legacy accounts for collections and related issues*
  - *Omnicare's divestiture of Pharm-Corp Maine, which represented 3,000 beds*
- *Q1 beds lost from acquisitions completed within the past year – 2,000*
- *Beds added by acquisition:*
  - *1Q12 – 0*
  - *4Q11 – 0*
  - *1Q11 – 3,000*

1. Includes skilled nursing facilities, assisted living facilities and development disabilities facilities
2. Includes other facilities such as correctional facilities, respiratory only beds and other beds
3. In 1Q12, Omnicare divested its Pharm-Corp Maine business which represented approximately 3,000 beds in the Other category

Adjusted Operating Income by Segment (1)

In millions, except %s	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Long-Term Care Group					
Net sales	$ 1,296.3	$ 1,277.4	1.5%	$ 1,290.1	0.5%
Adjusted operating income(2)	154.2	146.3	5.4%	130.4	18.3%
Rate	11.90%	11.45%	45 bps	10.11%	179 bps
In whole numbers					
Per script data:					
Net sales / script (3)	$ 44.6	$ 44.2	0.9%	$ 44.4	0.5%
Adjusted operating income / script (2)(3)	5.3	5.1	3.9%	4.5	17.8%
Specialty Care Group					
Net sales	$ 293.3	$ 276.2	6.2%	$ 231.3	26.8%
Adjusted operating income (2)	30.1	27.3	10.3%	21.3	41.3%
Rate	10.26%	9.88%	38 bps	9.21%	105 bps

- *Long-Term Care Group adjusted operating income benefited from improved efficiencies, low-cost generics*
- *Specialty Care Group adjusted operating income driven by stolid double-digit growth across all operating platforms*
- *Adjusted operating loss for Corporate/Other segment in 1Q12 was $40.8M*



1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measure has been attached to our press release and is available on our Web site under 'Supplemental Financial Information' at http://ir.omnicare.com
3. Includes all Long-Term Care Group scripts dispensed

Omnicare

Adjusted Gross Profit & Operating Income (1)(2)

In millions, except per share data and %s	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Net sales	$ 1,593.1	$ 1,557.1	2.3%	$ 1,525.6	4.4%
Cost of sales	1,225.0	1,197.4	2.3%	1,190.6	2.9%
Gross profit	$ 368.1	$ 359.7	2.3%	$ 335.0	9.9%
Rate	23.11%	23.10%	1 bps	21.96%	115 bps
SG&A expenses	200.1	199.9	0.1%	190.2	5.2%
Provision for doubtful accounts	24.4	25.4	(3.9%)	24.5	(0.4%)
Adjusted operating income (2)	143.6	134.4	6.8%	120.3	19.4%

- *1Q12 gross profit increased 2.3% sequentially and 9.9% over 1Q11 due partially to operating efficiencies, increased availability and utilization of generic drugs, drug price inflation and growth in the Specialty Care Group, which offset pricing and reimbursement reductions*
- *Adjusted operating income increased 19.4%; adjusted operating margin up approximately 112 bps vs. 1Q11*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is available on our Web site under 'Supplemental Financial Information' at http://ir.omnicare.com

Adjusted Net Income & Cash-based EPS[1][2]

In millions, except per share data and %s	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Adjusted operating income	143.6	134.4	6.8%	120.3	19.4%
Adjusted investment income	0.0	0.0	0.0%	0.3	(100.0%)
Adjusted interest (expense)	(24.5)	(25.6)	(4.3%)	(27.7)	(11.6%)
Adjusted income before income taxes	119.1	108.8	9.5%	92.8	28.3%
Income taxes	(45.6)	(43.0)	6.0%	(34.4)	32.6%
Adjusted net income	73.4	65.8	11.6%	58.4	25.7%
Intangible asset amortization - after tax	6.6	7.3	-9.6%	5.7	15.8%
Goodwill amortization - tax deduction	10.9	13.2	-17.4%	12.7	-14.2%
Contingent convertible debenture interest - tax deduction	3.4	3.1	9.7%	3.0	13.3%
Adjusted cash income from continuing operations	94.3	89.4	5.5%	79.8	18.2%
Weighted average diluted shares outstanding	116.5	114.3	1.9%	115.1	1.2%
Adjusted diluted cash EPS	$ 0.81	$ 0.78	3.8%	$ 0.69	17.4%
Adjusted operating income	$ 143.6	$ 134.4	6.8%	$ 120.3	19.4%
Adjusted depreciation and amortization	26.1	28.5	(8.4%)	25.9	0.8%
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA")	169.7	162.9	4.2%	146.2	16.1%

- *Interest expense decreased 4.3% sequentially due to the capital restructuring initiatives completed in FY2011*
- *Adjusted cash-based EPS increased sequentially due primarily to increased generic utilization, improved operating efficiencies and growth of the Specialty Care Group*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Excludes special items. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our Web site under 'Supplemental Financial Information' at http://ir.omnicare.com

Omnicare

Cash Flows (1)

In millions, except %s	Sequential 1Q 2012	Sequential 4Q 2011	Increase / (Decrease)	Prior Year 1Q 2011	Increase / (Decrease)
Net income	$ 55.7	$ 31.2	78.5%	$ 29.3	(90.1%)
Loss from discontinued operations	-	7.1	(100.0%)	19.9	(100.0%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	12.1	11.5	5.2%	12.0	0.8%
Amortization expense	20.4	24.3	(16.0%)	19.9	2.5%
Goodwill impairment charges	5.9	-	-	-	-
Write-off of debt issuance costs	0.1	0.8	(87.5%)	0.2	(50.0%)
Tender/Call Premium	-	(3.4)	100.0%	(1.3)	100.0%
Changes in assets and liabilities, net of effects from acquisition and divestiture of businesses	6.2	30.0	(79.3%)	63.9	(90.3%)
Net cash flows from operating activities of continuing operations	100.4	101.5	(1.1%)	143.9	(30.2%)
Net cash flows from operating activities of discontinued operations	-	(0.2)	0.0%	0.4	(100.0%)
Net cash flows from operating activities	$ 100.4	$ 101.3	(0.9%)	$ 144.4	(30.5%)
Capital expenditures	20.2	23.7	(14.8%)	8.6	134.9%
Dividends paid	7.8	4.5	73.3%	3.7	110.8%
Free cash flow from continuing operations (2)	$ 72.4	$ 73.3	(1.2%)	$ 131.6	(45.0%)

- *Sequential and year-over-year cash flows decrease primarily the result of the timing of cash received for A/R and the timing of payments on current payables, offset partially by the benefit of decreasing inventory levels as a result of increased generic utilization.*
- *Capital expenditures continued at elevated levels due to investments in the development of a new Oracle-based ERP platform and other technology and automation initiatives.*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Cash Deployment

In millions, except %s	1Q 2012	4Q 2011	Increase / (Decrease)	1Q 2011	Increase / (Decrease)
Net cash flows from operating activities of continuing operations (reported)	$ 100.4	$ 101.5	(1.1%)	$ 143.9	(30.2%)
Capital expenditures	20.2	23.7	(14.8%)	8.6	134.9%
Acquisitions	0.6	0.1	500.0%	9.5	(93.7%)
Net debt and long term borrowings repayment [1]	6.6	156.3	(95.8%)	125.1	(94.7%)
Capital returned:					
Dividends paid	$ 7.8	$ 4.5	73.3%	$ 3.7	110.8%
Share repurchases	22.3	20.0	11.5%	28.7	(22.3%)
Total capital returned	30.1	24.5	22.9%	32.4	(7.1%)
% of net cash flows from operating activities of continuing operations	*30.0%*	*24.1%*	*584 bps*	*22.5%*	*747 bps*



Capital Returned to Shareholders (2)
(In millions, except %s)
$40
$30
$20
$10
$-
2.0%
1.5%
1.0%
0.5%
0.0%
1Q 2011
1Q 2012
YTD Dividends Paid
YTD Share Repurchases
% Returned

- *Repurchased an additional 0.7 million shares ($22.3 million) during 1Q12 (in addition to 4.8 million shares repurchased in 2011 and 4.4 million repurchased in 2010)*
- *$236.6 million of authorization remaining under current share repurchase program as of March 31, 2012*
- *Quarterly cash dividend increased 75% increase to $0.07 per share during 1Q12*

1. In 4Q11, Omnicare repurchased $50M in 6.125% Sr. Sub. Notes due 2013 and $100M in 6.875% Sr. Sub. Notes due 2015. See full debt activity related disclosures in Omnicare's 2011 Form 10-K filed with the SEC.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 3/31/12 Market Capitalization of $3,915.7 million

Omnicare

Capital Structure


Major Debt Maturity Schedule(1)(2)
(in $ millions)
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
As of 12/31/09
As of 4/3/12

Maturities have been spread out to limit refinancing risk

1. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.
2. On March 29, 2012, Omnicare announced it had entered into separate, privately negotiated exchange agreements to retire $256.9M in 3.75% Convertible Sr. Sub. Notes, due 2025 in exchange for $390M in new 3.75% Convertible Sr. Sub. Notes due 2042. The transactions closed on April 3, 2012.

Omnicare

2012 Guidance

	Previous Guidance (1)	Current Guidance (2)
• Revenue(3)	$6.1B to $6.2B	$6.1B to $6.2B
• Adjusted Diluted Cash-Based EPS(3)	$3.10 to $3.20	$3.10 to $3.20
• Cash Flow from Operations	$400M to $500M	$400M to $500M

Upon concluding our second quarter, we anticipate reassessing our financial guidance and providing any necessary update accordingly

1. Guidance provided on February 23, 2012.
2. Guidance provided on April 26, 2012.
3. Excludes special items. A reconciliation of non-GAAP information to the comparable GAAP measures has been attached to our press release and is available on our Web site under 'Supplemental Financial Information' at http://ir.omnicare.com

Longer-Term Targets [1]

	Target
• Adjusted Diluted EPS (old methodology)	Double-digit CAGR for the three years ending 2013
• Adjusted Diluted Cash-Based EPS	High single-digit CAGR for the two years ending 2013
• Cash Flow from Operations	$400-$500 million annually
• Capital Returned to Shareholders	Approximately 25% per year[2]
• Capital Structure	Focus on continued debt reduction, management of maturity schedules

1. Not intended to represent expectations for any given year.
2. Subject to availability, Board approval of share repurchases and/or dividends. The number could vary by year based on available acquisitions and capital expenditure plans.

Omnicare

Appendix



Working Capital Management
Five Quarter Trend


40
30
20
10
0
75
69
63
57
51
30.7
27.6
27.4
29.9
29.1
61.4
59.9
58.2
55.7
55.6
1Q11
2Q11
3Q11
4Q11
1Q12
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

Selected Branded Drug Patent Expirations[(1),(2)]

1Q 2012	2Q-4Q 2012	FY 2013
Avalide	*Provigil*	Aciphex
Avapro	*Stalevo*	Asacol
Boniva	Actos	Cymbalta
Geodon	Comtan	Fragmin
Lexapro	Diovan	Humalog
Seroquel	Fosrenol	Lovaza
	Lidoderm	Lupron Depot
	Plavix	Niaspan
	Revatio	Renagel
	Singulair	Travatan
	Xopenex	Tricor

1. All generic launches are subject to change due to litigation or pediatric exclusivity
2. Drugs already launched shown in gray and italics

First Quarter 2012
Financial Results

Supplemental Slides



Omnicare